Exhibit 99.1

December 14, 2009

Edward F. West

Re:	Separation Agreement

Dear Ted:

This letter sets forth the terms of the separation agreement (the “Agreement”) between you and LookSmart, Ltd. (the “Company”), in consideration of the mutual covenants and promises herein and the payment of the Severance Payment hereunder.

1.     Separation Date and Final Pay. As discussed, you have resigned from your employment effective on December 14, 2009 (the “Separation Date”). Within three days of the Separation Date, the Company will pay you all accrued salary, and all accrued and unused Paid Time Off (“PTO”) earned through the Separation Date, subject to standard payroll deductions and withholdings. You are entitled to these payments by law.

2.     Board Resignation Date. You agree, no later than the date that you sign this Agreement, to sign and return to the Company the Board resignation letter attached hereto as Exhibit B which provides for your resignation as a director on the Company’s Board of Directors (the “Board”) and from any other offices or positions you may hold with the Company or any of its affiliated entities effective as of December 14, 2009.

3.     Severance Payments. Although the Company is not otherwise obligated to do so, if you timely sign, date, and return this fully signed Agreement to the Company and allow it to become effective, and you comply with your obligations hereunder, then on January 12, 2010, the Company will pay you a lump sum severance payment in the amount of $225,000.00 (the “Severance Payment”). The Severance Payment will be subject to required payroll deductions and withholdings.

4.     Company Benefits. You will cease to be eligible to participate in any of the Company’s benefit plans and programs after the Separation Date. You acknowledge and agree that, as of the Separation Date, neither you nor any spouse, registered domestic partner or dependent (if any) participated in any of the Company’s group health insurance plans.

5.     Stock Options. Vesting of your outstanding stock options and any restricted stock awards subject to vesting will cease effective as of the Separation Date, and any unvested options or other unvested awards shall terminate. You will be able to exercise your vested options in accordance with the terms of the applicable Option agreement and the stock option plan.

6.     Expense Reimbursements. Within thirty (30) business days after the Separation Date, you shall submit your final documented expense reimbursement statement reflecting all business expenses you incurred through the Separation Date, if any, for which you seek reimbursement. The Company will reimburse you for these expenses pursuant to its regular business practice.

December 14, 2009

Edward F. West

7.     Other Compensation or Benefits. You acknowledge that, except as expressly provided in this Agreement, you will not receive any additional salary, bonuses, compensation, stock or stock options, vesting, severance or other benefits from the Company or any of its affiliated entities after the Separation Date, other than any vested benefits you have pursuant to any Company-sponsored ERISA benefit plan (e.g., your 401(k) account) and any vested options (if timely exercised by you).

8.     Return of Company Property. You shall return to the Company, on the Separation Date or within four (4) business days thereof, all Company documents and materials (and all copies thereof) and other Company property in your possession or control, including, but not limited to, Company files, notes, drawings, records, plans, forecasts, reports, studies, analyses, compilations of data, proposals, agreements, strategic information, financial and operations information, research and development information, sales and marketing information, manufacturing and inventory information, personnel information, products or protypes, specifications, code, software, databases, computer-recorded information, tangible property and equipment (including, but not limited to, computers, facsimile machines, mobile telephones, servers, product samples and related materials), credit cards, entry cards, identification badges and keys; and any materials of any kind containing or embodying any proprietary or confidential information of the Company (and all reproductions thereof in whole or in part). You shall conduct a diligent search to locate any such documents, property and information prior to or on the Separation Date. In addition, if you have used any personally owned computer, server, or e-mail system to receive, store, review, prepare or transmit any Company confidential or proprietary data, materials or information, then within five (5) business days after the Separation Date, you agree to provide the Company with a computer-useable copy of all such information and then permanently delete and expunge such Company confidential or proprietary information from those systems without retaining any copies or reproductions; and you shall provide the Company access to your system as requested to verify that the necessary copying and/or deletion is done. Your timely compliance with this paragraph is a condition precedent to your receipt of severance benefits under this Agreement. Your obligations under this paragraph shall not apply to any documents publicly available as of December 14, 2009, which became publicly available without your breach of any of your obligations to the Company.

9.     Proprietary Information. You represent and warrant that, through the date on which you sign this Agreement, you have been in full compliance with the terms of your signed Employment, Confidential Information, and Arbitration Agreement with the Company, a copy of which is attached as Exhibit A (the “Confidentiality Agreement”). In addition, you hereby acknowledge and agree to abide by your continuing obligations under the Confidentiality Agreement. By way of example, but not limitation, you reaffirm your agreement under Section 7 of the Confidentiality Agreement, that for twelve (12) months following the Separation Date, you will not either directly or indirectly solicit, induce, recruit or encourage any of the Company’s employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company, either for yourself or for any other person or entity.

December 14, 2009

Edward F. West

10.   Mutual Nondisparagement. You agree not to disparage the Company or any of its officers, directors, employees or agents in any manner likely to be harmful to their business, business reputation or personal reputation. The Company agrees not to disparage you in any manner likely to be harmful to you, your business, or your personal or professional reputation, and to direct its officers and directors not to do so. Nothing in this provision shall prevent you or the Company from responding accurately and fully to any request for information if required by any governmental or regulatory agency, court order, or legal process (e.g., a subpoena or providing testimony in any legal, regulatory, or administrative proceeding) or from otherwise complying with the terms of this Agreement.

11.   Public Filing. You acknowledge and agree that this Agreement and the terms hereof will be publicly disclosed by the Company in various of its filings with the Securities and Exchange Commission in accordance with its public reporting requirements, and therefore that neither this Agreement nor the terms hereof are confidential.

12.   No Voluntary Adverse Action; and Cooperation. You agree that you will not voluntarily assist any person in bringing or pursuing any claim or action of any kind against the Company or its parents, subsidiaries, affiliates, officers, directors, employees or agents, unless pursuant to subpoena or other compulsion of law. In addition, you agree to cooperate fully with the Company in connection with its actual or contemplated defense, prosecution, or investigation of any claims or demands by or against third parties, or of other matters arising from events, acts, or failures to act that occurred during the period of your employment by the Company. Such cooperation shall include, without limitation, making yourself available to the Company (or others designated to act on its behalf) upon reasonable notice, without subpoena, to provide truthful, accurate and complete information in investigative or witness interviews, deposition, or trial testimony. The Company will reimburse you for reasonable out-of-pocket expenses you may incur in connection with any such cooperation (excluding forgone wages, salary, or other compensation) and will make reasonable efforts to accommodate your scheduling needs. In addition, the Company shall pay you a fee of $150.00 per hour for your time in complying with this provision (but excluding any time for your sworn testimony in deposition, at trial or in any other legal proceeding, as to which you will receive any witness fees provided by law). In addition, you agree to execute all documents (if any) necessary to carry out the terms of this Agreement.

13.   No Admissions. Nothing contained in this Agreement shall be construed as an admission by you or the Company of any liability, obligation, wrongdoing or violation of law.

14.   Releases of Claims.

(a)	West’s Release of Claims.

(i)     General Release. In exchange for the consideration provided to you under this Agreement to which you would not otherwise be entitled, you hereby generally

December 14, 2009

Edward F. West

and completely release the Company and its parent or subsidiary entities, successors, predecessors and affiliates, and its and their directors, officers, employees, consultants, shareholders, agents, attorneys, insurers, affiliates and assigns (collectively, the “Released Parties”) of and from any and all claims, liabilities and obligations, both known and unknown, arising from or related to events, acts, conduct, or omissions occurring prior to or on the date you sign this Agreement (collectively, the “Released Claims”). You hereby covenant not to file any lawsuits, administrative proceedings, charges or other claims with regard to the Released Claims, other than the Excluded Claims as permitted below.

(ii)     Scope of Release. The Released Claims include, but are not limited to: (1) all claims arising from or in any way related to your employment with the Company, or the termination of that employment; (2) all claims related to your compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, severance pay, fringe benefits, profit sharing, stock, stock options, or any other ownership or equity interests in the Company; (3) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing (including, but not limited to, any claims arising under or based on any written agreement between you and the Company); (4) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (5) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, the federal Age Discrimination in Employment Act of 1967 (as amended) (the “ADEA”), the federal Family and Medical Leave Act (as amended) (“FMLA”), the Equal Pay Act of 1963, the Fair Labor Standards Act, the Fair Employment and Housing Act, the Employee Retirement Income Security Act of 1974 (as amended) as related to severance benefits, the California Fair Employment and Housing Act (as amended), the California Labor Code (as amended), and the California Family Rights Act (“CFRA”).

(iii)     Excluded Claims. Notwithstanding the foregoing, the following are not included in the Released Claims (the “Excluded Claims”): (1) any rights to apply for or receive unemployment insurance benefits (as determined by the applicable state agency); (2) any rights or claims for indemnification you may have pursuant to any written indemnification agreement with the Company to which you are a party or under applicable law; (3) any rights which are not waivable as a matter of law; and (4) any claims for breach of this Agreement and any claims arising after the Effective Date of this Agreement. In addition, nothing in this Agreement prevents you from filing, cooperating with, or participating in any proceeding before the Equal Employment Opportunity Commission, the Department of Labor, the California Department of Fair Employment and Housing, except that you acknowledge and agree that you hereby waive your right to any monetary benefits in connection with any such claim, charge or proceeding. You represent and warrant that, other than the Excluded Claims, you are not aware of any claims you have or may have against any of the Released Parties that are not included in the Released Claims.

December 14, 2009

Edward F. West

(iv)     ADEA Waiver. You acknowledge that you are knowingly and voluntarily waiving and releasing any rights you have under the ADEA, and that the consideration given for the waiver and release you have given in this Agreement is in addition to anything of value to which you were already entitled. You further acknowledge that you have been advised, as required by the ADEA, that: (1) your waiver and release does not apply to any rights or claims that arise after the date you sign this Agreement; (2) you should consult with an attorney prior to signing this Agreement (although you may choose voluntarily not to do so); (3) you have twenty-one (21) days to consider this Agreement (although you may choose voluntarily to sign it earlier); (4) you have seven (7) days following the date you sign this Agreement to revoke this Agreement (in a written revocation sent to the Chair of the Company’s Board of Directors); and (5) this Agreement will not be effective until the date upon which the revocation period has expired, which will be the eighth day after you sign this Agreement provided that you do not revoke it (the “Effective Date”). Notwithstanding any revocation of this Agreement prior to the Effective Date, your resignations as contemplated herein shall remain effective as of the Separation Date.

(b)     Company’s Release of Claims. In exchange for your agreement to the terms set forth herein, the Company generally and completely releases you, your heirs and assigns of and from any and all claims, liabilities and obligations, both known and unknown, arising from or related to events, acts, conduct, or omissions occurring prior to or on the date the Company signs this Agreement; provided, however, that this release shall not release or waive: (i) any rights the Company has under this Agreement or the agreements incorporated herein by reference; (ii) any claims arising out of your obligation to protect and not to disclose or make unauthorized use of any of the Company’s confidential and proprietary information, including but not limited to claims under the Uniform Trade Secret Act or your Confidentiality Agreement; or (iii) any claims (whether direct or for indemnification or contribution) arising from any intentional or knowing wrongful material misconduct by you including fraud, embezzlement or conversion of any Company asset, or any violation of law, and which results in, or is reasonably likely to result in, material harm to the Company.

(c)     Section 1542 Waiver. In giving the releases set forth in this Agreement, which includes claims which may be unknown or unsuspected at present, you and the Company each acknowledge having read and understood Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” You and the Company hereby expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction with respect your respective releases of claims as set forth herein, including but not limited to the release of unknown and unsuspected claims.

15.   Other Representations. As of the date you sign this Agreement, you represent and warrant that you are not aware of any actual or suspected improper conduct by the Company

December 14, 2009

Edward F. West

(including by you acting on its behalf or by any of its other employees, agents, consultants or affiliates), which could potentially constitute a violation of any law, regulation, contract, or other obligation applicable to the Company or its operations, or which could give rise to a legal claim or charge by any third party against the Company. In addition, you hereby represent that, as of the Effective Date: you have been paid all compensation owed and for all time worked; you have received all leave and leave benefits and protections for which you are eligible pursuant to FMLA, CFRA, or any applicable state or federal law or Company policy; and you have not suffered any on-the-job injury or illness for which you have not already filed a workers’ compensation claim.

16.   Attorney Fees. The prevailing party in any action brought for breach of this Agreement shall be entitled to recover reasonable attorney’s fees and costs incurred in the action from the non-prevailing party.

17.   Voluntary Agreement. By signing this Agreement, you acknowledge that you have carefully read and understand this Agreement; you understand that this Agreement is legally binding and by signing it you give up certain rights; and that you have had the opportunity to seek legal counsel of your choosing prior to signing this Agreement.

18.   Dispute Resolution. To aid in the rapid and economical resolution of any disputes which may arise under this Agreement, you and the Company agree that any and all claims, disputes or controversies of any nature whatsoever arising from or regarding the interpretation, performance, negotiation, execution, enforcement or breach of this Agreement, your employment, or the termination of your employment, including but not limited to statutory claims, shall be resolved by confidential, final and binding arbitration conducted before a mutually agreeable, neutral single arbitrator with JAMS, Inc. (“JAMS”) in San Francisco, California, under JAMS’ then-applicable arbitration rules. If you and the Company are unable to mutually agree upon such an arbitrator, then the arbitrator shall be selected pursuant to JAMS rules then in effect. The parties acknowledge that, by agreeing to this arbitration procedure, they waive the right to resolve any such dispute through a trial by jury, judge or administrative proceeding. You will have the right to be represented by legal counsel at any arbitration proceeding. The arbitrator shall: (a) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as would otherwise be available under applicable law in a court proceeding; and (b) issue a written statement signed by the arbitrator regarding the disposition of each claim and the relief, if any, awarded as to each claim, the reasons for the award, and the arbitrator’s essential findings and conclusions on which the award is based. The Company shall bear all of the JAMS fees incurred in connection with any such arbitration. Nothing in this Agreement shall prevent either you or the Company from obtaining injunctive relief in court to prevent irreparable harm pending the conclusion of any such arbitration. Any awards or orders in such arbitrations may be entered and enforced as judgments in the federal and state courts of any competent jurisdiction. The arbitration mechanism set forth herein shall supersede and replace the arbitration provision set forth in the Confidentiality Agreement.

December 14, 2009

Edward F. West

19.   Miscellaneous. This Agreement, together with its exhibits, constitutes the complete, final and exclusive embodiment of the entire agreement between you and the Company with regard to the subject matter hereof. It supersedes any and all agreements entered into by and between you and the Company. This Agreement is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein. This Agreement may not be modified except in a writing signed by you and a duly authorized officer of the Company. This Agreement will bind the heirs, personal representatives, successors and assigns of both you and the Company, and inure to the benefit of both you and the Company, their heirs, successors and assigns. If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement and the provision in question will be modified so as to be rendered enforceable in a manner consistent with the intent of the parties insofar as possible under applicable law. This Agreement shall be deemed to have been entered into, and construed and enforced in accordance with, the laws of the State of California without regard to conflicts of law principles. Any ambiguity in this Agreement shall not be construed against either party as the drafter. Any waiver of a breach of this Agreement, or rights hereunder, shall be in writing and shall not be deemed to be a waiver of any successive breach or rights hereunder. This Agreement may be executed in counterparts which shall be deemed to be part of one original; and facsimile signatures will suffice as original signatures.

[Signature Page Follows]

December 14, 2009

Edward F. West

To accept the terms set forth above, please sign and date this Agreement and return the fully-signed Agreement to me at the Company no later than twenty-one (21) days after your receipt of this Agreement. The offer set forth herein will automatically expire if we do not receive the fully-signed Agreement back from you by that date.

We wish you luck in your future endeavors.

Sincerely,

LOOKSMART, LTD.

By:	/S/ JEAN-YVES DEXMIER
Jean-Yves Dexmier
Chair, Board of Directors

Exhibit A – Employment, Confidential Information, and Arbitration Agreement

Exhibit B – Board Resignation Letter

UNDERSTOOD AND AGREED:

/S/ EDWARD F. WEST	Date:	December 14, 2009
Edward F. West

EXHIBIT A

EMPLOYMENT, CONFIDENTIAL INFORMATION, AND ARBITRATION AGREEMENT

A-1

EXHIBIT B

BOARD RESIGNATION LETTER

B-1

December 14, 2009

Board of Directors

LookSmart, Ltd.

55 Second Street, Suite 700

San Francisco, CA 94105

Re:	Resignation of Board Positions

To the Board of Directors of LookSmart, Ltd.:

Effective at the close of business on December 14, 2009, I hereby resign as a Director on the Board of Directors of LookSmart, Ltd. (the “Company”) and from any other directorship, office or position I may hold with the Company or any affiliated entity.

I wish the best for the continued success of the Company and its subsidiaries.

Sincerely,

/S/ EDWARD F. WEST
Edward F. West